Exhibit 99.2

©2026 Oruka Therapeutics ©2026 ORUKA THERAPEUTICS EVERLAST - B Interim Data ORKA - 001 Phase 2b trial in psoriasis October 26, 2026

Disclaimers

The information contained in this presentation has been prepared by Oruka Therapeutics, Inc. (the "Company") and pertains to the business and operations of the Company. The information: (a) is provided as of the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data, and third-party sources; (b) does not purport to contain all information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) should not be considered a recommendation by the Company that any person make an investment in the Company; and (d) is for informational purposes only and does not constitute an offer to buy, sell, issue or subscribe for, or a solicitation of an offer to buy, sell, issue or subscribe for, any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any opinions or beliefs expressed in this presentation are based on certain assumptions and limitations and reflect the Company's current views only. This presentation should not be construed as legal, financial or tax advice, as individual circumstances may differ.

Forward-Looking Statements

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Product Candidates

The Company is a clinical-stage biopharmaceutical company with no approved products. The product candidates described in this presentation are investigational and have not been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. No representation is made as to the safety or effectiveness of these product candidates.

Industry Information

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©2026 Oruka Therapeutics 3 Agenda Lawrence Klein, PhD Chief Executive Officer Introduction Joana Goncalves, MBChB Chief Medical Officer ORKA - 001 EVERLAST - B Phase 2b interim results Lawrence Klein, PhD Chief Executive Officer Opportunities and next steps for Oruka Lawrence Klein, CEO Joana Goncalves, CMO Christopher Finch, SVP Analyst Q&A

©2026 Oruka Therapeutics ORKA - 004 – Half - life extended TL1A mAb 5 Two co - lead programs aim to set a new standard in psoriasis Abbreviations: HS, hidradenitis suppurativa; PsA, psoriatic arthritis; PsO, psoriasis ORKA - 001 ORKA - 002 Ultra - long - acting IL - 17A/F mAb Ultra - long - acting IL - 23p19 mAb Potential for Q6M dosing in PsO/PsA + Q3M dosing in HS First long - acting IL - 17A/F in new mega - blockbuster class Pipeline - in - a - product expansion potential Combinations with ORKA - 001 and ORKA - 002 Efficacy profile potentially best - in - indication Potential for annual dosing and off - treatment remission Favorable safety consistent with IL - 23p19 class

EVERLAST-B results confirm ORKA-001's remarkable profile

EVERLAST-B

61% PASI 100 and 86% PASI 90 in ORKA-001 600 mg group at Week 16, consistent with EVERLAST-A	Two independent trials demonstrating +20pp PASI 100 and +10pp PASI 90 vs. leading IL-23s historically
Favorable safety profile similar to placebo	>100 patient-years of cumulative experience with ORKA-001, showing safety consistent with IL-23 class
Dose-ranging data supporting Phase 3 dose selection	Phase 3 start expected in 1H 2027

EVERLAST-A

52-week EVERLAST-A data expected in December to support annual dosing potential

Notes: Cross-trial comparisons are for illustrative purposes only. Results are from separate clinical trials that may differ in design, patient population, and methods. No head-to-head trials have been conducted

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EVERLAST-B is a global Phase 2b trial that builds on EVERLAST-A

36 experienced sites across North America & Europe

<30% site overlap with EVERLAST-A



Europe
Germany & Spain
North America
U.S. & Canada

Eligibility criteria mirrors prior anti-IL-23 trials, as in EVERLAST-A:

Adults ≥18 with moderate-to-severe chronic plaque psoriasis:

≥10%	≥12	≥3
BSA	PASI	IGA

Candidate for **systemic therapy or phototherapy**

No prior anti-IL-23p19 exposure, as in trials of risankizumab, guselkumab, and icotrokinra

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©2026 Oruka Therapeutics 9 EVERLAST - B is designed to enable dose selection for Phase 3 Notes: NCT07290569. (1) Patients with PASI <100 at Week 28 do not undergo randomization and instead receive ORKA - 001 300 mg Q6M . (2) Initial maintenance dose of ORKA - 001 600 mg Q1Y administered at Week 52 Abbreviations: OLE, open - label extension; SC, subcutaneous ORKA - 001 – High dose 600 mg SC W0, W4 ORKA - 001 – Mid dose 300 mg SC W0, W4 ORKA - 001 – Low dose 37.5 mg SC W0 OLE 16 Induction period Placebo Maintenance period Placebo No dose until disease recurrence 28 52 Week 0 Primary endpoint: PASI 100 at Week 16 ORKA - 001 – Annual dose 600 mg SC Q1Y 2 ORKA - 001 300 mg SC W16 R 1:1:1:1 N=187 100 R 1:1 PASI 100 1 Q1Y maintenance (as part of OLE) Planned Phase 3 dose

©2026 Oruka Therapeutics 10 Baseline characteristics were balanced and comparable to prior trials in psoriasis High dose N=46 Mid dose N=47 Low dose N=47 Placebo N=47 46 (16) 45 (15) 43 (11) 42 (12) Age, mean (SD) 26% 36% 45% 15% Sex (female), % Race, % 78% 81% 77% 83% White 7% 6% 9% 9% Asian 15% 13% 15% 9% Other or not reported 93 (25) 86 (21) 91 (21) 91 (24) Weight (kg), mean (SD) 31 (6) 30 (6) 32 (7) 30 (7) BMI, mean (SD) 16 (12) 21 (13) 14 (9) 16 (11) Disease duration (years), mean (SD) 20% (13) 19% (11) 21% (15) 21% (11) BSA (%), mean (SD) 18 (6) 17 (5) 18 (6) 18 (6) PASI, mean (SD) IGA, % 78% 87% 77% 77% 3 22% 13% 23% 23% 4 22% 21% 23% 21% Prior biologic use, % EVERLAST - A N=63 45 (15) 29% 76% 13% 11% 84 (16) 28 (4) 15 (12) 21% (12) 18 (7) 71% 29% 14%

©2026 Oruka Therapeutics 11 ORKA - 001 high dose demonstrated the highest skin clearance Notes: (1) p<0.0001 for all doses vs. placebo. Identical IGA 0 results Placebo Low dose Mid dose High dose 0% 43% 44% 61% Placebo Low dose Mid dose High dose 0% 70% 85% 86% PASI 100 at Week 16 (primary endpoint) 1 PASI 90 at Week 16 High dose (600 mg) planned for Phase 3 based on highest efficacy N=47 N=46 N=47 N=47 N=47 N=46 N=47 N=47

©2026 Oruka Therapeutics 12 Highly consistent response trajectories observed in each trial 0 4 8 12 16 0 20 40 60 80 100 Weeks P A S I 1 0 0 ( % ) 63% 61% 0 4 8 12 16 0 20 40 60 80 100 Weeks P A S I 9 0 ( % ) 86% 83% Similar performance across additional endpoints in EVERLAST - B vs. – A: IGA 0/1: 86% vs. 84% | PASI 75: 95% vs. 94% PASI 100 PASI 90 Placebo N=21 600 mg ORKA - 001 N=63 600 mg ORKA - 001 N=46 Placebo N=47

©2026 Oruka Therapeutics 13 Favorable safety profile consistent with the IL - 23p19 class Abbreviations: TEAE, treatment - emergent adverse event Notes: No serious or severe TEAEs were considered related to treatment. These TEAEs were kidney stones, miscarriage, psoriasis, substance - induced psychotic disorder, and s yncope following a blood draw and jaw fracture. (1) TEAEs occurring in ≥5% of participants treated with ORKA - 001. (2) Preferred Terms (PT) of upper respiratory tract infection, influenza, nasal congestion, nasopharyngitis, pharyngitis, rhinitis, and sinusitis. (3) PTs of headache and migraine All ORKA - 001 N=140 High dose N=46 Mid dose N=47 Low dose N=47 Placebo N=47 Week 0 - 16 68 (49%) 18 (39%) 28 (60%) 22 (47%) 20 (43%) Patients reporting ≥1 TEAE, n (%) 3 (2%) - 2 (4%) 1 (2%) 2 (4%) Patients reporting ≥1 serious TEAE, n (%) 3 (2%) - 2 (4%) 1 (2%) 2 (4%) Patients reporting ≥1 severe TEAE, n (%) 2 (1%) - 1 (2%) 1 (2%) 1 (2%) Discontinuation due to TEAE, n (%) Most frequent TEAEs 1 , n (%) 20 (14%) 6 (13%) 9 (19%) 5 (11%) 4 (9%) Upper respiratory tract infection 2 8 (6%) 3 (7%) 3 (6%) 2 (4%) 1 (2%) Headache 3 - - - - 1 (2%) Injection site reactions, n (%) Planned Phase 3 dose

©2026 Oruka Therapeutics 14 Advancing rapidly towards Phase 3 and additional readouts Phase 3 TRIAL READOUT TRIAL START TRIAL READOUT December 2026 1H 2027 2H 2027 Week 52 data Initiation planned Week 52 data

©2026 Oruka Therapeutics 0 4 8 12 16 0 20 40 60 80 100 Weeks P A S I 9 0 ( % ) 84% 0 4 8 12 16 0 20 40 60 80 100 Weeks P A S I 1 0 0 ( % ) 63% 16 ORKA - 001 delivered exceptional efficacy across EVERLAST - A & B Notes: Solid lines show weighted average response across EVERLAST - A and – B. Transparent lines show performance of ORKA - 001 in ea ch individual trial Placebo (N=68) 600 mg ORKA - 001 ( N=109) PASI 100 (pooled) PASI 90 (pooled)

©2026 Oruka Therapeutics 0 25 50 75 100 P A S I 9 0 ( % ) 0 25 50 75 P A S I 1 0 0 ( % ) 17 Leading efficacy potential in an ultra - long - acting IL - 23 inhibitor Sources: UltIMMa - 1/2 (N=304 and 294), IMMhance (N=407), IMMvent (N=301), IMMerge (N=164), NCT03875482 (N=105), NCT03875508 (N=10 8), VOYAGE 1/2 (N=329 and 496), ECLIPSE (N=534), IXORA - R (N=507), ORION (N=62), ICONIC - LEAD (N=456), ICONIC - ADVANCE - 1/2 (N=311 and 322) PASI 100 (Week 16) PASI 90 (Week 16) ORKA - 001 Once or twice a year 1 Skyrizi Every 12 weeks Tremfya Every 8 weeks Icotyde Every day 63% 40% 30% 84% 73% 53% Notes: Bars show weighted average response across all company - sponsored trials in moderate - to - severe psoriasis with U.S. sites u sing the approved dosing for each drug. Icons show performance of each individual trial. (1) Anticipated dosing. Cross - trial comparisons are for illustrative purposes only. Results are from separate clinical trials that may differ in design, patient population, and methods. No head - to - head trials have been conducted. 43% 73%

Growing body of evidence for ORKA-001 as a step change in PsO



EFFICACY

63%
PASI 100

84%
PASI 90

pooled Week 16 rates at 600 mg in two independent trials

~20pp
PASI 100

~10pp
PASI 90

improvement vs. leading IL-23s by cross-trial comparison

SAFETY

>250
patients

>100
patient-years

cumulative across dose levels, with safety consistent with IL-23 class

0
ISRs

>500
injections

no injection-site reactions across all ORKA-001 doses

PK

~100-day
half-life in HV studies

supports potential for annual dosing

No impact
of anti-drug antibodies

on ORKA-001 PK, efficacy, or safety observed to date

Phase 3 initiation anticipated in 1H 2027

Notes: Cross-trial comparisons are for illustrative purposes only. Results are from separate clinical trials that may differ in design, patient population, and methods. No head-to-head trials have been conducted

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©2026 Oruka Therapeutics 19 ORKA - 001 could stand apart in a space that has created multiple $5 - 10B+ products Notes & Sources: Evaluate Pharma global net sales estimates, excluding psoriatic arthritis. Weighted average response from al l c ompany - sponsored trials in moderate - to - severe psoriasis with U.S. sites using approved dosing for bimekizumab (N=4), risankizumab (N=7), guselkumab (N=5), secukinumab (N=7), ixekizumab (N=3), and tildrakizumab (N=2, Week 12 data shown as Week 16 PASI 100 not reported) (sources on file) 0 2 4 6 8 10 12 0 20 40 60 80 Maintenance Dosing (Months) P A S I 1 0 0 a t W e e k 1 6 ( % ) $11B $4B $5B $3B $1.4B in Year 2 (Peak TBD) ORKA - 001 IL - 23s IL - 17s 2025 net sales in psoriasis $1B

©2026 Oruka Therapeutics 20 Well - funded through multiple anticipated upcoming milestones Strong cash position ($1B+) 1 expected to provide runway through ORKA - 001 BLA filing Key readouts in the next 6 months Phase 3 (PsO) 1H 2027: Phase 3 initiation Phase 2a (PsO) December 2026: Week 52 data ORKA - 001 IL - 23p19  Phase 2 2027: Combination trial initiation ORKA - 004 TL1A OR 1Q 2027: Week 16 data Phase 2 (PsO) Phase 2 (HS) 3Q 2026: Trial initiated ORKA - 002 IL - 17A/F  Notes: (1) As of June 30, 2026